UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2025 (February 26, 2025)

Global Business Travel Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 3rd Avenue, 4th Floor

New York, New York 10017
(Address of principal executive offices) (Zip Code)

(646) 344-1290
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	GBTG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2025, Mr. Mohammed Saif S.S. Al-Sowaidi notified the Board of Directors (the “Board”) of Global Business Travel Group, Inc. (the “Company”) of his intent to resign from his position as a member of the Company’s Board and its Risk Management and Compliance and Nominating and Corporate Governance Committees, after serving on the Board since May 2022. Mr. Saif S.S. Al-Sowaidi’s resignation was effective as of February 27, 2025, and his decision to resign from the Board was not related to any disagreement with the Company on any matter relating to its operations, policies, or practices.

On February 26, 2025, the Board appointed, effective as of February 27, 2025, Mr. Ugo Arzani to fill the vacancies on the Board and its Risk Management and Compliance and Nominating and Corporate Governance Committees created by Mr. Saif S.S. Al-Sowaidi’s resignation.

As a non-employee member of the Board, Mr. Arzani will be compensated in accordance with the Company’s Non-Employee Director Compensation Policy, as described in the Company’s definitive proxy statement on Schedule 14A (the “2024 Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2024, and his annual fees will be prorated for the service period beginning on the date of his appointment and ending on the date of the 2025 annual meeting of the Company’s stockholders.

Mr. Arzani was nominated to the Board by QH Travel L.P. in accordance with the Amended and Restated Shareholders Agreement, dated as of January 11, 2024, by and among the Company and the stockholders named therein (the “Stockholders Agreement”), which Stockholders Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 12, 2024 and described under the caption “Shareholders Agreement” in the 2024 Proxy Statement and is incorporated herein by reference.

There are no transactions involving the Company and Mr. Arzani requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Business Travel Group, Inc.

	By:	/s/ Eric J. Bock
		Name:	Eric J. Bock
		Title:	Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: March 3, 2025

3